EXHIBIT 10(e)(3)

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT is made and entered into as of June 21, 2002 (this "Agreement"), between TII Network Technologies, Inc. (formerly named TII Industries, Inc.), a Delaware corporation (the "Company") with headquarters located at 1385 Akron Street, Copiague, NY, 11726, and LEONARDO, L.P., a Cayman Islands limited partnership, (the "Investor"). Unless otherwise provided in this Agreement, capitalized terms used herein have the respective meanings given to them in Section 1.1 hereof. Capitalized terms used herein and not defined have the respective meanings given to them in the Exchange Agreement (as defined below).

          WHEREAS, the Company and the Investor are entering into an Exchange Agreement, of even date herewith (the "Exchange Agreement"), providing for the exchange of 1,626 shares of the Company's Series C Convertible Preferred Stock, par value $0.01 per share, held by the Investor for cash and a warrant to purchase shares of the Company's Common Stock (the "Warrant") and;

          WHEREAS, the Company and the Investor intend for any shares of the Company's Common Stock issued upon the exercise of the Warrant (the "Warrant Shares") to be covered in a registration statement filed under the Securities Act.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

          1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

          "Charter Documents" means the Company's Certificate of Incorporation and the By-laws of the Company.

          "Commission" means the Securities and Exchange Commission.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Designated Holder" means the Investor and any transferee of the Investor to whom Registrable Securities have been transferred in accordance with
Section 7.4 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act.
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          "Effectiveness Period" means the period commencing with the date of this Agreement and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

          "Exchange Agreement" has the meaning set forth in the recitals to this Agreement.

          "Holders' Counsel" has the meaning set forth in Section 4.1(a).

          "Indemnified Party" has the meaning set forth in Section 6.2.

          "Indemnifying Party" has the meaning set forth in Section 6.2.

          "Inspector" has the meaning set forth in Section 4.1(g).

          "Investor" has the meaning set forth in the preamble to this Agreement.

          "Liability" has the meaning set forth in Section 6.1.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Person" means an individual partnership, corporation, association, trust, joint venture, unincorporated organization, and any governmental department or agency or political subdivision thereof.

          "Records" has the meaning set forth in Section 4.1(g).

          "Registrable Securities" means, subject to Section 2.2, (a) the Warrant Shares, and (b) any shares of Common Stock issued, in connection with the Warrant Shares, by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock issuable upon conversion, exercise or exchange thereof.

          "Registration Expenses" has the meaning set forth in Section 4.5.

          "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shelf Registration Statement" has the meaning set forth in Section
3.1.

          "Warrant Shares" has the meaning set forth in the Recitals to this Agreement.

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                                   ARTICLE II

                  GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT
                  ---------------------------------------------

          2.1 Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

          2.2 Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold to the public pursuant to Rule 144 under the Securities Act or (iii) such Registrable Securities may be sold to the public pursuant to Paragraph (k) of Rule 144 under the Securities Act.

          2.3 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

                                  ARTICLE III

                          SHELF REGISTRATION STATEMENT
                          ----------------------------

          3.1 Shelf Registration Statement. If, at any time that the Warrant Shares are Registrable Securities in accordance with Section 2.2, Form S-3 is available for the registration of the resale of the Registrable Securities hereunder and any Registrable Securities are not covered under another effective Registration Statement, then the Company shall promptly (in no event later than 15 days after such availability of Form S-3) file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") on Form S-3, with respect to the resale, from time to time, of any Registrable Securities held by a Designated Holder which are not covered under another effective Registration Statement.

          3.2 Effective Shelf Registration Statement. The Company shall use commercially reasonable efforts to keep any Shelf Registration Statement, filed in accordance with Section 3.1, continuously effective under the Securities Act for so long as the Warrant Shares are Registrable Securities in accordance with
Section 2.2; provided, however, that in no event shall the Company be required to keep such Shelf Registration Statement effective during the period, if any, that the Company is not eligible to use Form S-3.

                                   ARTICLE IV

                             REGISTRATION PROCEDURES

          4.1 Obligations of the Company. Subject to Section 3.1, the Company shall effect the registration of the Registrable Securities as promptly as practicable after

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the date hereof, and, in connection with the Registrable Securities, the Company shall, as expeditiously as possible:

               (a) prepare and file with the Commission a Registration Statement on Form S-3 (or any successor form thereto), and cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holder holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control;

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Article III;

               (c) furnish to each Designated Holder prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such Designated Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Designated Holder;

               (d) register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions within the United States as any Designated Holder may reasonably request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such Designated Holder requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such Designated Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Designated Holder; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.1(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

               (e) notify each Designated Holder: (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state

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governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable.

               (f) subject to Section 4.3, upon the occurrence of any event contemplated by Section 4.1(e)(v), as promptly as practicable prepare a supplement or amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or amendment of such Registration Statement or prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (g) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction,

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give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (h) if such sale is pursuant to an underwritten offering and required under the terms of the underwriting agreement that the Company enters into in connection therewith, obtain "comfort" letters dated the effective date of the registration statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

               (i) furnish, at the request of any Designated Holder on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

               (j) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

               (k) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

               (l) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

               (m) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

          4.2 Seller Information. In connection with any Registration Statement in which a Designated Holder is participating pursuant to Article III hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder and the Designated Holders' plan of distribution as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or preliminary, final or summary

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                                                                               7


prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder or plan of distribution necessary in order to make the statements therein not misleading. Any Designated Holder who fails to provide such information to the Company shall not be entitled to use the Registration Statement or any preliminary, final or summary prospectus or amendment or supplement relating thereto.

          4.3 Notice of Use and Notice to Discontinue. In the event (a) of the happening of any event of the kind described in Section 4.1(e)(ii) (to the extent the Company is required in the opinion of counsel to take the action requested thereunder and is taking such action), 4.1(e)(iii) (in connection with a stop order), 4.1(e)(iv) (to the extent that in the opinion of counsel sales under the Registration Statement in question are no longer permitted as a result of such suspension), 4.1(e)(v) or 4.1(e)(vi) hereof or (b) that, in the good faith judgment of the Company's board of directors after consultation with Company counsel, it is advisable to suspend the use of a prospectus included in any Registration Statement for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company after consultation with counsel believes public disclosure will be prejudicial to the Company (and that such public disclosure would be required absent such suspension), the Company shall deliver a certificate in writing, signed by an authorized senior executive officer of the Company, to the Designated Holders, to the effect of the foregoing and thereafter the Designated Holders shall discontinue any disposition of Registrable Securities pursuant to the Registration Statement and the prospectus included therein, and the Company, subject to the terms of this
Section 4.3, shall thereafter not be required to maintain the effectiveness or update the Registration Statement or the prospectus included therein. The Company will use its reasonable best efforts to ensure that the use of the Registration Statement and the prospectus may be resumed as soon as practicable, in the case of suspension under Section 4.3(a), and, in the case of a pending development or event referred to in Section 4.3(b) hereof, as soon as, in the good faith judgment of the Company, public disclosure of such material corporate development or similar material event would not have a material adverse effect on the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to: exercise its right under Section 4.3(b) hereof to suspend the use of a Registration Statement and related prospectus: (a) more than two (2) times in any twelve month period; and (b) for a period or multiple periods aggregating to more than 90 days in any twelve month period.

          4.4 Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing expenses,

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                                       8


and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company. All of the expenses described in the preceding sentence of this Section 4.5 are referred to herein as "Registration Expenses." The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Designated Holders' Registrable Securities and shall bear the fees and expenses of their own counsel and the Inspectors.

                                    ARTICLE V

                                    COVENANTS
                                    ---------

          5.1 Rule 144. The Company covenants that from and after the date hereof it shall use commercially reasonable efforts to (a) file any reports required to be filed by it under the Securities and Exchange Act of 1934, as amended, and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act, all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the Commission.

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

          6.1 Indemnification by the Company.

               (a) The Company agrees to indemnify and hold harmless each Designated Holder, its directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) any of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), (i) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement or preliminary, final or summary prospectus contained therein (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or (iii) arising directly out of the Company's failure to comply with its obligations under Articles IV and V hereof; provided, however, that (x) the Company will not be liable insofar as any such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing in reliance and in conformity with information furnished in writing to the

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Company by or on behalf of a Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 4.2; and (y) the Company will not be liable with respect to any Liabilities arising out of or based on any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact contained in any Registration Statement or preliminary, final or summary prospectus or amendment or supplement which is corrected in the Registration Statement, prospectus, amendment or supplement, if the person asserting any such Liability purchased Registrable Securities from a Designated Holder but was not sent or given a copy of the corrected Registration Statement, prospectus, amendment or supplement at or prior to the written confirmation of the sale of such Registrable Securities to such person if the corrected Registration Statement, prospectus, amendment or supplement had been delivered to such Designated Holder at least four (4) Business Days prior to the date of such written confirmation of such sale.

               (b) Each Designated Holder agrees to indemnify and hold harmless the Company, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act) the Company to the same extent as the foregoing indemnity from the Company to the Designated Holders, mutatis mutandis, but only if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing, including, without limitation, the information furnished to the Company pursuant to Section 4.2; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 6.1(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

          6.2 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced by such failure). The Indemnified Party shall have the right to participate in the defense of any such action and shall be entitled to select counsel in such defense. It being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement

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includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

          6.3 Contribution. If the indemnification provided for in this Article VI from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 6.1, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

          7.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the shares of Common Stock, or other securities of the Company, that may be issued in respect of, in exchange for, or in substitution of the shares of Common Stock, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations and the like occurring after the date of this Agreement. If, and as often as, there are any changes in the shares of Common Stock, by way of any stock dividends, splits, reverse splits, combinations, or reclassifications, or through merger, consolidation, reorganization or recapitalization or by any other means occurring after the date of this Agreement, appropriate adjustment shall be made to the provisions of this Agreement, as may be required, so that the rights, privileges, duties and

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obligations hereunder shall continue with respect to the shares of Common Stock as so changed.

          7.2 Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

          7.3 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in the manner provided for under the Exchange Agreement.

          7.4 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights of the Designated Holder contained in Article III hereof shall be, (i) with respect to any Registrable Security that is transferred to an Affiliate of a Designated Holder, automatically transferred to such Affiliate and (ii) with respect to any Registrable Security that is transferred in all cases to a non-Affiliate, transferred only with the prior written consent of the Company. All of the obligations of the Company hereunder shall survive any such transfer; provided, however, that no such transfer referred to in the preceding clauses (i) or (ii) shall be effective unless the transferee shall expressly agree in writing to assume the obligations of a Designated Holder hereunder.

          7.5 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holder.

          7.6 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

          7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          7.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

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          7.9 Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

          7.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          7.11 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          7.12 Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Charter Documents and the Exchange Agreement.

          7.13 Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for liabilities or obligations under Section 4.4, which shall remain in effect in accordance with its terms, and liabilities or obligations arising under Article VI which shall remain in effect for three years after the termination of this Agreement.

          7.14 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK THAT APPLY TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.


                                     TII NETWORK TECHNOLOGIES, INC.

                                     By:/s/ Kenneth A. Paladino
                                        ----------------------------------------
                                        Name:  Kenneth A. Paladino
                                        Title: VP Finance, Treasurer and CFO

                                      INVESTOR:
                                      LEONARDO, L.P.
                                      By:  Angelo Gordon & Co., L.P. Director of
                                      Leonardo Capital Management Inc.
                                      General Partner


                                      By:/s/ Michael L. Gordon
                                        ----------------------------------------
                                        Name:  Michael L. Gordon
                                        Title: Chief Operating Officer